Vote-By-Phone Solicitation Script for
  Putnam Asset Allocation Funds
   Balanced Portfolio
   Conservative Portfolio
   Growth Portfolio

  This script provides information to the shareholder and solicits their vote by phone, to be confirmed by written confirmation.

  Good Morning/ Afternoon/ Evening. May I please speak with (name of shareholder)? I am representing Putnam Investments in Boston. I am calling in connection with the upcoming shareholder meeting for Putnam Asset Allocation Funds - [Balanced Portfolio, Conservative Portfolio, Growth Portfolio] * for which you recently received a proxy statement requesting your vote.

  To verify I am speaking with the shareholder of record, may I confirm that you are (name of shareholder of record) and that your address of record is (address of record)?

  (If the person is unwilling to confirm this information, thank them for their time and terminate the call.)

  We noted that we have not yet received your proxy card. Do you have any questions regarding the proposals being considered at the meeting that I can clarify for you?

  (If there are questions regarding the proposal, please refer to the proxy statement.)

  Would you like to vote by telephone?

  (If not, ask the shareholder if they would like another proxy card, thank them for their time and terminate the call. If so, proceed as follows:)

  Page 44 of the proxy statement that you received describes our procedures for voting your shares by telephone.

  I will now paraphrase the proxy card so that you can provide us with your voting instructions. The proxy card generally states the following:

  * State only name of portfolio(s) in which the shareholder holds shares as of the record date.

  By authorizing your shares to be voted at the meeting you are approving George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, as proxies, with power of substitution, and are authorizing them to represent and vote your shares, at the meeting of shareholders of Putnam Asset Allocation Funds - Balanced Portfolio, Conservative Portfolio, Growth Portfolio on September 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

  When properly authorized, the proxy will be voted in the manner directed by the shareholder. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

  The proxy card requests your vote on the following proposals, for which the Trustees are recommending your voting in favor.

  Proposal 1
     Elect the following nominees as Trustees: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike. (Shareholders of all funds voting together)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal? Would you like to withhold authority to vote for one or more of the nominees?

  Proposal 2
     Ratify the selection of Price Waterhouse LLP as independent auditors of your fund? (Shareholders of all funds voting together)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 3.A.
     Amend the fund's fundamental investment restriction with respect to diversification. (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 3.B.
     Amend the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer. (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 3.C.
     Amend the fund's fundamental investment restriction with respect to making loans. (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 3.D.
     Approving an amendment to the fund's fundamental investment restriction with respect to senior securities (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for this proposal, against the proposal, or would you like to abstain from voting on this proposal.

  Proposal 3.E.
     Amend the fund's fundamental investment restriction with respect to investments in commodities.
       (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 4.A.
     Eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities. (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 4.B.
     Eliminate the fund's fundamental investment restriction with respect to margin transactions. (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?


  Proposal 4.C.
     Eliminate the fund's fundamental investment restriction with respect to short sales. (Shareholders of each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 4.D.
     Eliminate the fund's fundamental investment restriction
       with respect to pledging assets.   (Shareholders of
       each fund voting separately)

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 4.E.
     Eliminate the fund's fundamental investment restriction with respect to investments in restricted securities.
       (Shareholders of each fund voting separately).

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 4.F.
     Eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests. (Shareholders of each fund voting separately).

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Proposal 4.G.
     Eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management. (Shareholders of each fund voting separately).

     How would you like to vote on this proposal?
     Would you like to vote for the proposal, against the proposal, or would you like to abstain from voting on this proposal?

  Thank you.

  I will now repeat your instructions:

  You voted:   (For, Against, Abstained from) (list all
  proposals)

  Is this correct?

  Thank you. We will be sending you a written confirmation of your vote. Please call us if the information on the confirmation is incorrect.

  VOTE BY PHONE CONFIRMATION LETTER
  (WRITTEN)

  VOTE CONFIRMATION

  (Shareholder name & address of record)

  PUTNAM ASSET ALLOCATION FUNDS - Balanced Portfolio
  Meeting of Shareholders September 5, 1996
  Account:
  Shares:

  Votes Received: (list proposal as on proxy card)

  (FOR) (AGAINST) (ABSTAIN)

  Dear Shareholder:

  In connection with the above-referenced Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated in accordance with your telephone instructions. If any of the information is incorrect, please call 1-800-735-3428 immediately, and in any event no later than 5:00 P.M. Eastern Daylight Time on September 4, 1996.

  Thank you for your cooperation.

  Very truly yours,
  (Solicitation Agent)

VOTE BY PHONE CONFIRMATION LETTER
  (WRITTEN)

  VOTE CONFIRMATION

  (Shareholder name & address of record)

  PUTNAM ASSET ALLOCATION FUNDS - Conservative Portfolio
  Meeting of Shareholders September 5, 1996
  Account:
  Shares:

  Votes Received: (list proposal as on proxy card)

  (FOR) (AGAINST) (ABSTAIN)

  Dear Shareholder:

  In connection with the above-referenced Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated in accordance with your telephone instructions. If any of the information is incorrect, please call 1-800-735-3428 immediately, and in any event no later than 5:00 P.M. Eastern Daylight Time on September 4, 1996.

  Thank you for your cooperation.

  Very truly yours,
  (Solicitation Agent)

VOTE BY PHONE CONFIRMATION LETTER
  (WRITTEN)

  VOTE CONFIRMATION

  (Shareholder name & address of record)

  PUTNAM ASSET ALLOCATION FUNDS - Growth Portfolio
  Meeting of Shareholders September 5, 1996
  Account:
  Shares:

  Votes Received: (list proposal as on proxy card)

  (FOR) (AGAINST) (ABSTAIN)

  Dear Shareholder:

  In connection with the above-referenced Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated in accordance with your telephone instructions. If any of the information is incorrect, please call 1-800-735-3428 immediately, and in any event no later than 5:00 P.M. Eastern Daylight Time on September 4, 1996.

  Thank you for your cooperation.

  Very truly yours,
  (Solicitation Agent)